EXHIBIT 10.20

FIRST AMENDMENT TO THE

SALARY CONTINUATION AGREEMENT

This FIRST AMENDMENT is adopted this 22nd day of April 2021, by and between Wayne Bank, located in Honesdale, Pennsylvania (the "Employer") and John F. Carmody (the "Executive").

The Employer and the Executive are parties to a Salary Continuation Agreement adopted March 1, 2021 (the "Agreement") which provides deferred compensation benefits to the Executive under certain circumstances. The parties now wish to amend the Agreement.

NOW, THEREFORE, the Employer and the Executive adopt the following amendment to the Agreement:

The Schedule A originally attached to, and made a part of the Agreement shall be replaced by the Schedule A attached hereto.

IN WITNESS WHEREOF, the Executive and a duly authorized representative of the Employer have executed this First Amendment as indicated below:

Wayne Bank
Executive

/s/John F. Carmody	By:	/s/ Lewis J. Critelli

Lewis J. Critelli

President and CEO

Salary Continuation Agreement
Schedule A

Plan Anniversary Date: 09/30/2021 Normal Retirement: XX/XX/2034, Age 65Early Termination Normal Retirement Benefit Disability Change In Control Before Normal Retirement Age Change In Control After Normal Retirement Age Death    Amount Payable      Monthly for 15 Years     Amount at Separation from    Amount Payable Amount Payable    Payable Monthly for Service on or after Amount Payable Monthly for 15 Years Monthly for 15 Years Amount Payable 15 Years at Normal Normal Retirement Monthly for 15 Years at Normal upon a Change in Monthly for 15 Years Retirement Age Age Upon Disability Retirement Age Control Upon Death End of Month Values As Of Ag Discount Rate Pre/Post Benefit Level Based On Annual Benefit 1 Annual Benefit 1 Annual Benefit 1 Annual Benefit 1 Annual Benefit 1 Annual Benefit 1 Normal Retirement Payment: Monthly for 15 Years Mar-21 51 3.00%/3.00% 48,000 0 0    0 48,000    48,000 Sep-21 52 3.00%/3.00% 48,000 20,691 2,512    1,710 48,000    48,000 Sep-22 53 3.00%/3.00% 48,000 57,015 6,719    4,713 48,000    48,000 Sep-23 54 3.00%/3.00% 48,000 94,443 10,801    7,807 48,000    48,000 Sep-24 55 3.00%/3.00% 48,000 133,009 14,762    10,995 48,000    48,000 Sep-25 56 3.00%/3.00% 48,000 172,749 18,607    14,280 48,000    48,000 Sep-26 57 3.00%/3.00% 48,000 213,697 22,338    17,665 48,000    48,000 Sep-27 58 3.00%/3.00% 48,000 255,891 25,959    21,153 48,000    48,000 Sep-28 59 3.00%/3.00% 48,000 299,368 29,473    24,747 48,000    48,000 Sep-29 60 3.00%/3.00% 48,000 344,167 32,883    28,450 48,000    48,000 Sep-30 61 3.00%/3.00% 48,000 390,329 36,193    32,266 48,000    48,000 Sep-31 62 3.00%/3.00% 48,000 437,895 39,405    36,198 48,000    48,000 Sep-32 63 3.00%/3.00% 48,000 486,908 42,522    40,249 48,000    48,000 Sep-33 64 3.00%/3.00% 48,000 537,412 45,547    44,424 48,000    48,000 Jul-34 65 3.00%/3.00% 48,000 580,670 48,000 48,000 48,000 48,000 48,000 48,000 Jul-35 66 3.00%/3.00% 49,920 603,897    49,920   49,920 49,920 Jul-36 67 3.00%/3.00% 51,917 628,053    51,917   51,917 51,917

The first line represents the plan values as of March 01, 2021.

1 The annual benefit amount will be distributed in 12 equal monthly payments for a total of 180 monthly payments.

2 Note that accounting rules may require an additional accrual at the time this benefit is triggered.

IF THERE IS A CONFLICT BETWEEN THIS SCHEDULE A AND THE AGREEMENT, THE TERMS AND PROVISIONS OF THE AGREEMENT SHALL PREVAIL. IF A TRIGGERING EVENT OCCURS, REFER TO THE AGREEMENT TO DETERMINE THE ACTUAL BENEFIT AMOUNT BASED ON THE DATE OF THE EVENT

Salary Continuation Agreement
Schedule A

Plan Anniversary Date: 09/30/2021 Normal Retirement: XX/XX/2034, Age 65 Normal Retirement Payment: Monthly for 15 Years Early Termination Normal Retirement Benefit Disability Change In Control Before Normal Retirement Age Change In Control After Normal Retirement Age Death Amount Payable Monthly for 15 Years at Normal Retirement Age Amount Payable Monthly for 15 Years at Separation from Service on or after Normal Retirement Age Amount Payable Monthly for 15 Years Upon Disability Amount Payable Monthly for 15 Years at Normal Retirement Age Amount Payable Monthly for 15 Years upon a Change in Control Amount Payable Monthly for 15 Years Upon Death End of Month Values As Of Age Discount Rate Pre/Post Benefit Level Based On Annual Benefit 1 Annual Benefit 1 Annual Benefit 1 Annual Benefit 1' 2 Annual Benefit l' 2 Annual Benefit 1' 2 .

NFP cannot and does not engage in the practice of law or accounting. The information provided herein is based solely on our informal, general understanding of the relevant technical issues as well as ti products and plans that may be involved. This information is not intended nor should it be used as an opinion on legal, tax or accounting matters. Clients are strongly urged to seek independent account and/or legal counselor- advice in applying this information.

John Carmody /s/John F. Carmody	By /s/Lewis J. Critelli
Title President and CEO
Date 4/22/2021
Date 4-22-2021